UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2010

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Pearl Drive (City of O’Fallon) St. Peters, Missouri	63376
(Address of principal executive offices)	(Zip Code)

(636) 474-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

MEMC Electronic Materials, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements initially filed with the Securities and Exchange Commission (“SEC”) in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed on March 1, 2010 (the “2009 Form 10-K”) to reflect changes in the Company’s reporting segments which took effect January 1, 2010.

Until the acquisition of Sun Edison LLC (“SunEdison”) on November 20, 2009, the Company was engaged in one reportable industry segment—the design, manufacture and sale of silicon wafers—which was conducted as our Materials Business. From the time of the SunEdison acquisition until the end of 2009, the Company was engaged in two reportable segments, Materials Business and Solar Energy Business (d/b/a SunEdison). The financial statements contained in the 2009 Form 10-K described the Company’s 2009 results for these two segments. Because the SunEdison acquisition resulted in an additional reportable segment, and because all corporate costs have historically been allocated to the Materials Business, a recasting of prior period segments was not necessary as of December 31, 2009 in connection with the filing of the 2009 Form 10-K.

Effective January 1, 2010, the Company reorganized its historical Materials Business operations into two separate businesses and the Company is now engaged in three reportable segments:

•	Semiconductor Materials;

•	Solar Materials; and

•	Solar Energy (d/b/a SunEdison).

The Company’s reportable segments are determined based on the management of the businesses and the types of products sold and services provided.

Pursuant to the rules of the SEC, we must include or incorporate by reference in any registration statement filed with the SEC recasted segment information for previously issued financial statements incorporated by reference in such registration statement when there has been a change in reporting segments. Our 2009 Form 10-K audited financial statements were incorporated by reference in an existing and effective Form S-3 registration statement.

Accordingly, with this filing, we will incorporate by reference into such registration statement recasted segment information for the financial statements contained in the 2009 Form 10-K. Attached as Exhibit 99.1 are the recasted financial statements and revised notes to the financial statements. Only the following notes have been revised and updated from their previous presentation to reflect the Company’s new segment structure:

•	Note 1 — Nature of Operations,

•	Note 2 — Summary of Significant Accounting Policies,

•	Note 3 — Acquisition of Sun Edison LLC,

•	Note 4 — Restructuring and Impairment Costs,

•	Note 12 — Goodwill and Intangible Assets,

•	Note 20 — Reportable Segments,

•	Note 21 — Subsequent Events.

Similarly, Management’s Discussion and Analysis of Financial Condition and Results of Operations of the 2009 Form 10-K has been revised and updated from its previous presentation to reflect the Company’s new segment structure. The revised presentation is attached as Exhibit 99.2

Finally, the Company has included in this Form 8-K Management’s Report on Internal Control Over Financial Reporting, which is unchanged from the 2009 Form 10-K, and the Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting, which reflects the dual dating of the Report of Independent Registered Public Accounting Firm on the Consolidated Financial Statements, which is unchanged from the 2009 Form 10-K.

The change in segments had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, and the recasted financial statements contained in Exhibit 99.1 to this Form 8-K reflect that. The recasted financial statements do not represent a restatement of previously issued financial statements. The Company provided a description of its three reportable business segments in the business description of the 2009 Form 10-K. The Company’s financial statements and other disclosures which will be included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 will reflect the new reporting structure.

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2009 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2009 Form 10-K to reflect events or occurrences after the date of the filing of the 2009 Form 10-K, except for matters relating specifically to the recasting of the presentation described above. Therefore, this Form 8-K (including Exhibits 99.1 and 99.2 hereto) should be read in conjunction with the 2009 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2009 Form 10-K, including the Form 10-Q for the first quarter of 2010.

Item 9.01. Financial Statements and Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Financial Statements under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, revised solely to reflect the change in segment reporting

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 6 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, revised solely to reflect the change in segment reporting

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: May 10, 2010	By:	/s/ Denis A. McCarthy
	Name:	Denis A. McCarthy
	Title:	Vice President, Corporate Controller and Principal Accounting Officer

Exhibit Index

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Financial Statements and Supplementary Data under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, revised solely to reflect the change in segment reporting

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 6 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, revised solely to reflect the change in segment reporting

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

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